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                                 AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                               ARTICLES SUPPLEMENTARY


         AMERICAN CENTURY  QUANTITATIVE EQUITY FUNDS, INC., a Maryland  corporation whose principal Maryland office is located in Baltimore,  Maryland (the  "Corporation"),  hereby  certifies to the State  Department of Assessments and Taxation of Maryland that:

         FIRST:  The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the Articles of  Incorporation  of the  Corporation,  the Board of Directors of the  Corporation has (i)
established two new series of shares titled Core Equity Fund and  Quantitative  Equity Fund and  (ii)-increased  in some  cases  and  decreased  in some  cases  the  number of shares of  capital  stock of  certain  series  that the
Corporation  has authority to issue in accordance  with Section  2-105(c) of the Maryland  General  Corporation Law
(the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the  Corporation had the authority to issue Three Billion
(3,000,000,000)  shares of capital stock.  Following the  Reallocation,  the Corporation has the authority to issue
Three Billion (3,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before the  Reallocation  was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the
Corporation  was  authorized  to issue  was  Thirty  Million  Dollars  ($30,000,000).  After  giving  effect to the
Reallocation,  the  aggregate  par value of all  shares of stock that the  Corporation  is  authorized  to issue is
Thirty Million Dollars ($30,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the ten (10) Series of stock of the  Corporation and the number of shares and aggregate par value of each was as follows:

     Series                                          Number of Shares            Aggregate Par Value
     Global Gold Fund                                           260,000,000                   $2,600,000
     Income & Growth Fund                                       680,000,000                   $6,800,000
     Equity Growth Fund                                         470,000,000                   $4,700,000
     Utilities Fund                                             110,000,000                   $1,100,000
     Disciplined Growth Fund                                    130,000,000                   $1,300,000
     Long-Short Equity Fund                                     250,000,000                   $2,500,000
     Small Company Fund                                         810,000,000                   $8,100,000
     NT Equity Growth Fund                                       50,000,000                    $ 500,000
     NT Small Company Fund                                      500,000,000                    $ 500,000
     International Core Equity Fund                             190,000,000                   $1,900,000



The par value of each share of stock in each Series is One Cent ($0.01) per share.


         SEVENTH:  Immediately  prior  to  the  Reallocation,  the  number  of  shares  allocated  among  the  duly established  classes of shares  (each  hereinafter  referred  to as a "Class")  of the ten (10) Series of stock and aggregate par value of each class was as follows:


                                                                     Number of Shares          Aggregate
     Series Name                              Class Name               as Allocated            Par Value
     Global Gold Fund                         Investor                       250,000,000           $2,500,000
                                              Advisor                         10,000,000              100,000
     Income & Growth Fund                     Investor                       400,000,000           $4,000,000
                                              Institutional                   60,000,000              600,000
                                              Advisor                        200,000,000            2,000,000
                                              C                               10,000,000              100,000
                                              R                               10,000,000              100,000
     Equity Growth Fund                       Investor                       300,000,000           $3,000,000
                                              Institutional                  100,000,000            1,000,000
                                              Advisor                         50,000,000              500,000
                                              C                               10,000,000              100,000
                                              R                               10,000,000              100,000
     Utilities Fund                           Investor                       100,000,000           $1,000,000
                                              Advisor                         10,000,000              100,000
     Disciplined Growth Fund                  Investor                       100,000,000           $1,000,000
                                              Institutional                   10,000,000              100,000
                                              Advisor                         10,000,000              100,000
                                              R                               10,000,000              100,000
     Long-Short Equity Fund                   Investor                       100,000,000           $1,000,000
                                              Institutional                   50,000,000              500,000
                                              Advisor                         60,000,000              600,000
                                              R                               10,000,000              100,000
                                              A                               10,000,000              100,000
                                              B                               10,000,000              100,000
                                              C                               10,000,000              100,000
     Small Company Fund                       Investor                       400,000,000           $4,000,000
                                              Institutional                  200,000,000            2,000,000
                                              Advisor                        200,000,000            2,000,000
                                              R                               10,000,000              100,000
     NT Equity Growth Fund                    Institutional                   50,000,000             $500,000
     NT Small Company Fund                    Institutional                   50,000,000             $500,000
     International Core Equity Fund           Investor                       100,000,000           $1,000,000
                                              Institutional                   50,000,000              500,000
                                              A                               10,000,000              100,000
                                              B                               10,000,000              100,000
                                              C                               10,000,000              100,000
                                              R                               10,000,000              100,000


         EIGHTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the  Corporation  has
allocated Three Billion  (3,000,000,000)  shares of the Three Billion  (3,000,000,000) shares of authorized capital stock of the Corporation among the twelve (12) Series of stock of the Corporation as follows:

     Series                                           Number of Shares           Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       680,000,000              $     6,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    130,000,000                  $ 1,300,000
     Long-Short Equity Fund                                     200,000,000                  $ 2,000,000
     Small Company Fund                                         810,000,000                  $ 8,100,000
     NT Equity Growth Fund                                       50,000,000                   $  500,000
     NT Small Company Fund                                       50,000,000                   $  500,000
     International Core Equity Fund                             190,000,000                  $ 1,900,000
     Core Equity Fund                                            25,000,000                   $  250,000
     Large Cap Growth Fund                                       25,000,000                   $  250,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors  by Article  FIFTH and Article
SEVENTH of the  Articles of  Incorporation,  the Board of  Directors of the  Corporation  (a) has duly  established
Classes for each Series of the capital stock of the  Corporation  and (b) has allocated  shares  designated to each
Series in Article  EIGHTH  above  among the  Classes of shares.  As a result of the  Reallocation,  the  Classes of shares of the twelve (12) Series of stock of the  Corporation  and the number of shares and  aggregate par value of each is as follows:


                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                              Class Name                                  Par Value
     Global Gold Fund                         Investor                   250,000,000          $2,500,000
                                              Advisor                     10,000,000             100,000
     Income & Growth Fund                     Investor                   400,000,000          $4,000,000
                                              Institutional               60,000,000             600,000
                                              Advisor                    200,000,000           2,000,000
                                              C                           10,000,000             100,000
                                              R                           10,000,000             100,000
     Equity Growth Fund                       Investor                   300,000,000          $3,000,000
                                              Institutional              100,000,000           1,000,000
                                              Advisor                     50,000,000             500,000
                                              C                           10,000,000             100,000
                                              R                           10,000,000             100,000
     Utilities Fund                           Investor                   100,000,000          $1,000,000
                                              Advisor                     10,000,000             100,000
     Disciplined Growth Fund                  Investor                   100,000,000          $1,000,000
                                              Institutional               10,000,000             100,000
                                              Advisor                     10,000,000             100,000
                                              R                           10,000,000             100,000

                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                              Class Name                                  Par Value
     Long-Short Equity Fund                   Investor                   100,000,000          $1,000,000
                                              Institutional               50,000,000             500,000
                                              R                           10,000,000             100,000
                                              A                           20,000,000             200,000
                                              B                           10,000,000             100,000
                                              C                           10,000,000             100,000
     Small Company Fund                       Investor                   400,000,000          $4,000,000
                                              Institutional              200,000,000           2,000,000
                                              Advisor                    200,000,000           2,000,000
                                              R                           10,000,000             100,000
     NT Equity Growth Fund                    Institutional               50,000,000            $500,000
     NT Small Company Fund                    Institutional               50,000,000            $500,000
     International Core Equity Fund           Investor                   100,000,000          $1,000,000
                                              Institutional               50,000,000             500,000
                                              A                           10,000,000             100,000
                                              B                           10,000,000             100,000
                                              C                           10,000,000             100,000
                                              R                           10,000,000             100,000
     Core Equity Fund                         Investor                    25,000,000            $250,000
     Quantitative Equity Fund                 Investor                    25,000,000            $250,000

         TENTH:  Except as otherwise  provided by the express provisions of these Articles  Supplementary,  nothing herein shall limit,  by inference or  otherwise,  the  discretionary  right of the Board of Directors to serialize, classify or reclassify  and issue any unissued  shares of any Series or Class or any unissued  shares that have not been  allocated to a Series or Class,  and to fix or alter all terms  thereof,  to the full extent  provided by the
Articles of Incorporation of the Corporation.

         ELEVENTH:  A description of the Series and Classes of shares,  including the  preferences,  conversion and other rights, voting powers, restrictions,  limitations as to dividends,  qualifications,  and terms and conditions for  redemption  is set forth in the  Articles  of  Incorporation  of the  Corporation  and is not changed by these
Articles Supplementary, except with respect to the creation and/or designation of the various Series.

         TWELFTH:  The Board of Directors of the  Corporation  duly adopted  resolutions  dividing  into Series and
Classes  the  authorized  capital  stock of the  Corporation  and  allocating  shares to each as set forth in these
Articles Supplementary.


         IN  WITNESS  WHEREOF,  AMERICAN  CENTURY  QUANTITATIVE  EQUITY  FUNDS,  INC.  has  caused  these  Articles
Supplementary  to be signed and  acknowledged  in its name and on its behalf by its Vice  President and attested to by its Assistant Secretary on this 9th day of April, 2007.

                                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
ATTEST:


/s/ Otis H. Cowan III                                By:      /s/ David H. Reinmiller
Name:  Otis H. Cowan III                           Name:  David H. Reinmiller
Title:    Assistant Secretary                               Title:    Vice President

         THE  UNDERSIGNED  Vice  President of AMERICAN  CENTURY  QUANTITATIVE  EQUITY FUNDS,  INC., who executed on behalf of said Corporation the foregoing Articles  Supplementary to the Charter,  of which this certificate is made a  part,  hereby  acknowledges,  in the  name  of  and on  behalf  of  said  Corporation,  the  foregoing  Articles
Supplementary to the Charter to be the corporate act of said  Corporation,  and further certifies that, to the best of his  knowledge,  information  and belief,  the matters and facts set forth  therein with respect to the approval thereof are true in all material respects under the penalties of perjury.


Dated:  April 9, 2007                                         /s/ David H. Reinmiller
                                                     David H. Reinmiller, Vice President

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